EXHIBIT 10.5

                                    [FORM OF]
                             AMENDMENT NUMBER ONE TO
                             SECURED PROMISSORY NOTE

THIS AMENDMENT NUMBER ONE TO SECURED PROMISSORY NOTE (this "AMENDMENT") is made and entered into as of the [12th] day of August, 2005, by and between National Coal Corporation, a Tennessee corporation (the "BORROWER"), and [Crestview Capital Master, LLC] ("HOLDER").

                                    RECITALS

         A. The Company has issued in favor of Holder a Senior Secured Promissory Note, dated as of March 10, 2005, in the original principal amount of [Two Million Sixty-Four Thousand Ninety Dollars and Thirty-Seven Cents] ([$2,064,090.37]) (the "SECURED NOTE").

         B. The Borrower and Holder each desire to amend the Secured Note to change the Maturity Date as provided herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Secured Note. "Purchase Agreement" as used in the Secured Note shall mean that certain Note and Warrant Purchase Agreement dated as of March 10, 2005 (together with all schedules and exhibits thereto, the "Purchase Agreement").

         2. MATURITY DATE. The Secured Note is hereby amended to change the definition of "Maturity Date" therein to mean March 31, 2006.

         3.       PENALTIES

                  (a) Notwithstanding the extension of the Maturity Date pursuant to SECTION 2 hereof, if all payments of principal, accrued but unpaid interest and all other amounts payable in respect to the Secured Note are not paid to Holder on or before December 1, 2005, Borrower agrees to pay to Holder an amount equal to three percent (3%) of the outstanding principal on such date as a penalty, with such penalty to be paid on or before December 15, 2005.

                  (b) Notwithstanding the extension of the Maturity Date pursuant to SECTION 2 hereof, and in addition to any penalty incurred pursuant to SECTION 3(A), if all payments of principal, accrued but unpaid interest and all other amounts payable in respect to the Secured Note are not paid to Holder on or before January 16, 2005, Borrower agrees to pay to Holder an amount equal to three (3%) of the outstanding principal on such date as a penalty, with such penalty to be paid on or before January 30, 2006.

         4. MISCELLANEOUS. Except as expressly set forth in this Amendment, all of the terms of the Secured Note shall remain in full force and effect. All references in the Secured Note to "Secured Note", "hereunder", "hereof", or words of like import referring to the Secured Note shall mean and be a reference to the Secured Note as and to the extent it is amended by this Amendment and any amendments to the Purchase Agreement. All references to the Secured Note in the Purchase Agreement, the Security Agreement and the Parent Guaranty executed as of March 10, 2005 in connection with the Secured Note, shall mean and be a reference to the Secured Note as and to the extent it is amended by this Amendment and by any amendments to the Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

                              "BORROWER"
                              National Coal Corporation, a Tennessee corporation

                              By:
                                       ----------------------------
                                       Mark A. Oldham
                              Title:   Chief Financial Officer

                              "HOLDER"
                              [Crestview Capital Master, LLC]

                              By:      ____________________________________
                                       Name:    ________________________
                                       Title:   ________________________